UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: January 30, 2009

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John G. Murchie, Vice President, Treasurer and Controller for OurPet’s Company (“OurPet’s” or the “Company”) has elected to retire from the Company. Mr. Murchie has agreed to remain with the Company through April 15, 2009 to assist with the transition of responsibilities to the Company’s new chief financial officer.

Scott Mendes, age 56, will join OurPet’s as its Controller and Chief Financial Officer effective February 2, 2009. Mr. Mendes was employed for the past 14 years with Northern Ohio-based Safeguard Properties, Inc., the nation’s largest privately-held provider of property inspections and preservation services for the mortgage servicing industry, serving as its controller for the majority of his tenure with the company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	OurPet’s Company Press Release dated February 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2009	OurPet’s Company

	By:	/s/ Steven Tsengas
Steven Tsengas, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	OurPet’s Company Press Release dated February 2, 2009.